UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934 (Amendment No.           )

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ImmunoGen, Inc.
(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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*** Exercise Your Right to Vote *** Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to Be Held on June 13, 2017. IMMUNOGEN, INC. You are receiving this communication because you hold shares in the company named above. This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of IMMUNOGEN, INC. 830 WINTER STREET WALTHAM, MA 02451 the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side). We encourage you to access and review all of the important information contained in the proxy materials before voting. proxy materials and voting instructions. E24313-P86886 See the reverse side of this notice to obtain Meeting Information Meeting Type:Annual Meeting For holders as of:April 17, 2017 Date: June 13, 2017 Time: 9:00 AM, EDT Location: University of Massachusetts Club One Beacon Street, 32nd Floor Boston, MA 02108

Before You Vote How to Access the Proxy Materials Have the information that is printed in the box marked by the arrow XXXX XXXX XXXX XXXX (located on the by the arrow XXXX XXXX XXXX XXXX (located on the following page) in the subject line. How To Vote Please Choose One of the Following Voting Methods marked by the arrow XXXX XXXX XXXX XXXX (located on the following page) available and follow the instructions. E24314-P86886 Vote In Person: Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares. Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the information that is printed in the box Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card. Proxy Materials AAvvaaiillaabbllee ttooVVIEIEWWoorrRREECCEEIVIVEE: : NOTICE AND PROXY STATEMENTFORM 10-K How to View Online: following page) and visit: www.proxyvote .com. How to Request and Receive a PAPER or E-MAIL Copy: If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request: 1) BY INTERNET:www.proxyvote.com 2) BY TELEPHONE: 1-800-579-1639 3) BY E-MAIL*:sendmaterial@proxyvote.com * If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before May 30, 2017 to facilitate timely delivery.

The Board of Directors recommends you vote FOR the following: 2. Election of Directors Nominees: 01) Joseph J. Villafranca 02) Stephen C. McCluski 03) Richard J. Wallace 04) Daniel M. Junius 05) Howard H. Pien 06) Mark Goldberg, MD 07) Dean J. Mitchell 08) Kristine Peterson 09) Mark J. Enyedy The Board of Directors recommends you vote FOR the following proposals: 1. To fix the number of members of the Board of Directors at nine (9). 3. To approve amendments to our 2016 Employee, Director and Consultant Equity Incentive Plan to increase the number of shares authorized for issuance thereunder by 1,000,000 and to increase the maximum number of shares that can be subject to awards granted to a participant in a single year to 2,000,000. 4. To approve an amendment to our Restated Articles of Organization to increase the number of authorized shares of common stock from 150,000,000 to 200,000,000. 5. To approve, on an advisory basis, the compensation paid to our named executive officers, as disclosed in our proxy statement. The Board of Directors recommends you vote 1 year on the following proposal: 6. To vote, on an advisory basis, on the frequency of advisory shareholder votes on the compensation paid to our executive officers. The Board of Directors recommends you vote FOR the following proposal: 7. To ratify the appointment of Ernst & Young LLP as our independent registered public accounting firm for the year ending December 31, 2017. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting or any adjournments thereof. E24315-P86886 Voting Items

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